UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

ALPHA ENERGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4162 Meyerwood Drive, Houston, TX	77025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-231-4235

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)PREVIOUS INDEPENDENT AUDITORS:

a.On September 28, 2018, the Company terminated Malone Bailey as its registered independent public accountant.

b.Malone Bailey’s reports on the financial statements for the years ended December 31, 2016 and 2017, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2016 and 2017 there have been no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone Bailey would have caused them to make reference thereto in their report on the financial statements. Through the interim period September 28, 2018 (the date of termination of the former accountant), there have been no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone Bailey would have caused them to make reference thereto in their report on the financial statements.

d.We have authorized Malone Bailey to respond fully to the inquiries of the successor accountant.

e.During the years ended December 31, 2016 and 2017, and for the subsequent period, through September 28, 2018, the date of Malone Bailey’s termination, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.The Company provided a copy of the foregoing disclosures to Malone Bailey prior to the date of the filing of this Report and requested that Malone Bailey furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) NEW INDEPENDENT ACCOUNTANTS:

a.On October 1, 2018, the Company engaged LBB & Associates LTD., LLP situated at 7600 W. Tidwell, Suite 501, Houston, Texas 77040, as its new registered independent public accountant. During the years ended December 31, 2016 and 2017, and for the periods prior to October 1, 2018 (the date of the new engagement), we did not consult with LBB & Associates LTD., LLP:

i.the application of accounting principles to a specified transaction,

ii.the type of audit opinion that might be rendered on the Company's financial statements by LBB & Associates LTD., LLP , in either case where written or oral advice provided by LBB & Associates LTD., LLP would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.None.

b.Exhibits

     No.   Exhibits

     ---   --------

    16.1      Letter from Malone Bailey

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 1, 2018

ALPHA ENERGY, INC.

/s/ John Lepin

John Lepin, Director CFO

EXHIBIT INDEX

     No.   Exhibits

     ---   --------

    16.1      Letter from Malone Bailey